UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

THE SHAW GROUP INC.

(Exact name of registrant as specified in its charter)

Louisiana	001-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4171 Essen Lane, Baton Rouge, Louisiana 70809

(Address of principal executive offices and zip code)

(225) 932-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 13, 2012, The Shaw Group Inc. (“Shaw” or the “Company”) entered into a Memorandum of Understanding (“MOU”) to settle the putative class action lawsuit captioned In re The Shaw Group Inc. Shareholder Litigation, Lead Case No. 614399 pending before the 19th Judicial District Court for the Parish of East Baton Rouge, State of Louisiana (the “Action”).

As previously disclosed, the Action, consolidating five lawsuits, was brought on behalf of a class of Shaw’s public shareholders, and alleges that Shaw’s directors breached their fiduciary duties in connection with the proposed transaction between Shaw and Chicago Bridge & Iron Company N.V. (“CB&I”) announced on July 30, 2012 (the “Proposed Transaction”). The Action also asserts claims for aiding and abetting these alleged breaches of fiduciary duty against the Company, CB&I and Crystal Acquisition Subsidiary, Inc (“Crystal”). The Action seeks injunctive and other equitable relief, including to enjoin Shaw from consummating the Proposed Transaction, as well as fees and costs.

Under the terms of the proposed settlement, the class will release all claims against Shaw, its directors, CB&I and Crystal and their directors that arise out of the class members’ ownership of Shaw shares between the date on which the transaction was agreed and the date on which the transaction is consummated and that are based on the transaction agreement or the acquisition, disclosures or statements concerning the transaction agreement or the acquisition, or any of the matters alleged in the Action. In exchange for these releases, Shaw has agreed to make certain additional disclosures in a supplement to its definitive proxy statement and agreed to voluntarily waive or modify certain requirements under the Louisiana Business Corporation Law (the “LBCL”) with respect to shareholders’ dissenting rights, including (i) waiving the requirement that dissenters’ rights shall only be available if the transaction is effected upon approval of less than eighty percent of Shaw’s total voting power, (ii) accepting written objections, demands or notices required by the LBCL via email as well as in writing, and (iii) extending the time period in which dissenting shareholders must deposit their share certificates in escrow and file with Shaw their demand from 20 to 45 days after receipt of notice from Shaw that the Proposed Transaction has been effected.

The settlement contemplated by the MOU is subject to a number of conditions, including notice to the Class and final court approval following completion of a settlement hearing.

A copy of the supplement to the definitive proxy statement is attached hereto as Exhibit 99.1 and incorporated by reference herein. The supplement is being mailed to all Shaw shareholders of record as of November 30, 2012, the record date for Shaw’s special meeting, and will also be posted on the Company’s website. The supplement should be read in conjunction with the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on November 20, 2012, which should be read in its entirety.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Chicago Bridge & Iron Company N.V. (“CB&I”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective by the SEC on November 20, 2012, that includes a proxy statement of The Shaw Group Inc. (“Shaw”) that also constitutes a prospectus of CB&I. Shaw and CB&I began mailing the definitive joint proxy statement/prospectus to shareholders on or about November 20, 2012. CB&I and Shaw also plan to file other documents with the SEC regarding the proposed agreement. INVESTORS AND SECURITY HOLDERS OF SHAW ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about CB&I and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CB&I will be available free of charge on CB&I’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting CB&I’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

Participants in the Solicitation

CB&I, Shaw, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of CB&I is set forth in CB&I’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements set forth in this communication that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of Shaw as a subsidiary of CB&I and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: the failure of the shareholders of CB&I or the shareholders of Shaw to approve the merger; the risk that the conditions to the closing of the merger are not satisfied; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Shaw’s businesses and operations with CB&I’s business and operations; the inability to or delay in obtaining cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

Shaw and CB&I caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Shaw’s and CB&I’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Shaw, CB&I, the proposed transaction or other matters and attributable to Shaw or CB&I or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Shaw nor CB&I undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Supplement to Definitive Proxy Statement, dated December 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)

Date: December 13, 2012	By:	/s/ John Donofrio
John Donofrio
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplement to Definitive Proxy Statement, dated December 13, 2012

Exhibit 99.1

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the definitive joint proxy statement/prospectus on Schedule 14A filed by The Shaw Group Inc., a Louisiana corporation (the “Company”), with the Securities and Exchange Commission on November 20, 2012, which should be read in its entirety. All page references in the information set forth below refer to those contained in the definitive proxy statement, and terms used below shall have the meanings set forth in the definitive proxy statement (unless otherwise defined below).

As previously disclosed on pages 123-24 of the definitive proxy statement, the Company and its directors were named in five putative class action lawsuits filed in the 19th Judicial District Court for the Parish of East Baton Rouge, State of Louisiana. On October 17, 2012, these cases were consolidated into one action captioned In re The Shaw Group Inc. Shareholder Litigation, Lead Case No. 614399 (the “Consolidated Action”), purportedly brought as a class action on behalf of all Shaw shareholders (other than the defendants). Plaintiffs filed a Consolidated Amended Class Action Complaint (the “Consolidated Complaint”) on November 3, 2012. The Consolidated Complaint alleges that Shaw’s directors breached their fiduciary duties in connection with the proposed Transaction by, among other things, pursuing a sales process that was unfair and not designed to obtain the highest price reasonably available, accepting a price that substantially undervalues the Company, agreeing to include certain preclusive deal protection devices in the Transaction Agreement and omitting certain allegedly materially information from the preliminary proxy. The Consolidated Complaint also alleges that Shaw’s directors and management were conflicted and improperly motivated to approve the Transaction Agreement in order to secure benefits that are not available to Shaw’s shareholders, including the accelerated vesting of certain securities and change of control payments. In addition, the Consolidated Complaint asserts claims for aiding and abetting these alleged breaches of fiduciary duty against the Company, CB&I and Crystal Acquisition Subsidiary, Inc. The plaintiffs are seeking injunctive and other equitable relief, including to enjoin us from consummating the proposed Transaction, as well as fees and costs.

On November 27, 2012, the Company and its directors filed exceptions with the court seeking dismissal of the Consolidated Complaint. Later the same day, plaintiffs in the Consolidated Action filed a motion for a preliminary injunction. The parties have been engaged in expedited discovery. The court has scheduled a hearing on the exceptions and the motion for a preliminary injunction for December 19, 2012.

On December 13, 2012, the parties entered into a Memorandum of Understanding reflecting an agreement in principle to settle all claims against all defendants in the Consolidated Action.

The Company believes that no further disclosure is required to supplement the definitive proxy statement under applicable laws. However, to avoid the risk that the putative shareholder class actions may delay or otherwise adversely affect the consummation of the Transaction and to minimize the expense of defending such actions, the Company has agreed to voluntarily waive certain requirements under the Business Corporation Law of Louisiana with respect to dissenters’ rights and wishes to voluntarily make supplemental disclosures related to such waiver and the proposed Transaction, all of which are set forth below, in response to certain of the allegations raised in the complaints.

* * *

The Shaw Group Inc. Notice of Special Meeting of Shareholders

The seventh paragraph of The Shaw Group Inc. Notice of Special Meeting of Shareholders is amended and restated as follows:

Dissenting shareholders who comply with the procedural requirements described in the section titled “Dissenters’ or Appraisal Rights of Shaw Shareholders” beginning on page 124 of the attached joint proxy statement/prospectus will be entitled to receive payment of the fair cash value of their shares if the Transaction is effected. The Shaw Board of Directors has voluntarily waived the requirement under the Business Corporation Law of Louisiana that dissenters’ rights shall only be available if the Transaction is effected upon approval by less than eighty percent (80%) of Shaw’s total voting power. Thus, if the Shaw Transaction Proposal is approved, dissenters’ rights will be available to dissenting shareholders who fully comply with the procedural requirements described in the section titled “Dissenters’ or Appraisal Rights of Shaw Shareholders” beginning on page 124 of the attached joint proxy statement/prospectus regardless of percentage of the total voting power approving the Shaw Transaction Proposal.

Questions and Answers About the Transaction and the Special Meetings

The response under the heading “Do I have dissenters’ or appraisal rights as a holder of Shaw common stock?” on page 11 of the definitive proxy statement is amended and restated as follows:

A: You may. Shaw is incorporated in Louisiana. Under Louisiana law, Shaw shareholders have the right to dissent from the Transaction and, upon full satisfaction of specified procedures and conditions, to receive (in lieu of the Transaction Consideration) the fair cash value of their shares in cash in accordance with the applicable provisions of the LBCL if the Transaction is completed. The Shaw Board of Directors has voluntarily (i) waived the requirement under the LBCL that dissenters’ rights shall only be available if the Transaction is effected upon approval by less than eighty percent (80%) of Shaw’s total voting power, (ii) agreed to accept written objections, demands or notices required by the LBCL to be made by email communication in lieu of writing, and (iii) extended the time period in which dissenting shareholders must deposit their share certificates in escrow and file with Shaw their demand for the fair cash value of their shares from 20 to 45 days after receipt of notice from Shaw that the Transaction has been effected. Thus, if the Transaction is completed, dissenters’ rights will be available to dissenting shareholders who fully comply with the procedural requirements described in “Dissenters’ or Appraisal Rights of Shaw Shareholders” beginning on page 124 of this joint proxy statement/prospectus, regardless of percentage of the total voting power approving the Shaw Transaction Proposal. In the event a dissenting shareholder exercises and perfects its appraisal rights in compliance with the procedures and conditions of the applicable provisions of the LBCL, such dissenting shareholder will have the option of joining an appraisal proceeding on behalf of a class of dissenting shareholders who have exercised and perfected their appraisal rights in compliance with the statute. Specifically, if a Shaw shareholder votes its shares against the Shaw Transaction Proposal and provides notice in compliance with the applicable provisions of the LBCL, such shareholder can “opt-in” to a class-wide appraisal proceeding that will aggregate all perfected appraisal claims on behalf of dissenting shareholders and be administered and pursued by class counsel. Please contact class counsel if you have any questions about the opt-in appraisal class:

David Wissbroecker

Robbins Geller Rudman Dowd LLP

655 West Broadway

Suite 1900

San Diego, California 92131

(619) 231-1058

dwissbroecker@rgrdlaw.com

The procedures that must be followed by dissenting Shaw shareholders before, during, and after the special meeting are summarized under “The Transaction—Dissenters’ or Appraisal Rights of Shaw Shareholders,” beginning on page 124, and the applicable provisions of the LBCL are reproduced as Annex D.

The Transaction—Background of the Transaction

The following language is added after the fifth paragraph on page 57 of the definitive proxy statement:

Beginning in the fall of 2010 and continuing through the summer of 2011, as part of the Shaw Board of Directors’ ongoing and regular review of Shaw’s business and strategies, the Shaw Board of Directors considered, with the assistance of management and outside advisors, including Morgan Stanley, Shaw’s potential strategic options related to NEH’s 20% ownership interest in Westinghouse. In particular, the Shaw Board of

Directors believed that NEH’s 20% interest in Westinghouse was putting downward pressure on Shaw’s stock price, due to investors having difficulty understanding the financial impacts of the investment, particularly (i) foreign exchange translation losses reflected in Shaw’s financial results due to the appreciation of the yen versus the dollar on the reported value of NEH’s yen-denominated bonds, which losses were not currently deductible for tax purposes and (ii) the reported US dollar equivalent of indebtedness related to the yen-denominated NEH bonds on Shaw’s consolidated balance sheet, which Shaw believed investors and, to some extent, the rating agencies, may have incorrectly considered to be recourse to Shaw. The Shaw Board of Directors and management believed that the accounting for this investment and the related debt was contributing to investor confusion which could be a factor why Shaw was not being valued by the stock market at a higher value.

Accordingly, the Shaw Board of Directors and management and Shaw’s outside advisors reviewed and considered a variety of potential strategic alternatives to increase shareholder value, including but not limited to transactions such as NEH exercising its Westinghouse put rights, repurchases of Shaw common stock, the divestiture of the E&C business segment, growth through merger and acquisition type transactions such as the purchase of other entities or their technologies, and the potential merger or the sale of all or portions of Shaw. In this respect, the Shaw Board of Directors considered, among other things, a discounted cash flow analysis of Shaw prepared by Morgan Stanley, which illustrated that exercising NEH’s put options to sell its investment in Westinghouse could result in an additional $7.00 to $16.43 of theoretical intrinsic value per share of Shaw common stock, based on various assumptions and scenarios. The Shaw Board of Directors also considered preliminary analyses by Morgan Stanley, which illustrated that the cumulative estimated potential share price impact of executing a variety of possible strategic alternatives (including exercising the Westinghouse put option, and the corresponding potential negative impact on Shaw’s power segment, and a share repurchase) could be cumulatively $11.00 to $19.00 per share versus the status quo based on various assumptions.

During the course of this process, Shaw considered a variety of strategic alternatives related to the Westinghouse investment and Shaw’s overall relationship with Toshiba, and entered into preliminary discussions with Toshiba regarding strategic options, including extending the put option. The Board assessed the implementation risks associated with such potential transactions as well as their potential impact on shareholder value.

The Shaw Board of Directors ultimately determined, that subsequent to NEH publicly announcing its intent to exercise the put rights to sell its investment in Westinghouse, Shaw would pursue a sale of the E&C business segment and additional share repurchases.

The following language is added at the end of the first paragraph on page 61 of the definitive proxy statement:

During the course of Shaw’s preparation of internal projections, Shaw management prepared an internal discounted cash flow analysis in July 2012 using an average exit EBITDA multiple of 5.0x, discount rates of 10% to 16%, resulting in a range of implied enterprise values of $1.991 billion and $2.591 billion or a per-share range of $41.63 to $50.38 based on various assumptions and including total cash of $877 million less $17 million of debt, excluding the Westinghouse debt, as disclosed in Shaw’s second quarter 2012 financial statement.

Shaw’s Form 10-K for the fiscal year ending August 31, 2012 reflects total cash of $ 1.422 billion, $15.7 million of debt, excluding the Westinghouse debt, and non-controlling interests of $41.1 million as of August 31, 2012, for total cash less debt, excluding Westinghouse debt, less non-controlling interests, totaling $1.36 billion.

The Transaction—Opinion of Financial Advisor to Shaw

The third paragraph on page 88 of the definitive proxy statement is amended and restated as follows:

Discounted Cash Flow Analysis. Morgan Stanley calculated a range of equity values per share for Shaw based on a discounted cash flow analysis, assuming Shaw continued to operate as an independent entity. The valuation range was determined by using projections from the Shaw management case, the Shaw management sensitivity case, and the Street Case. Morgan Stanley calculated the net present value of unlevered free cash flows for Shaw for fiscal years 2012 through 2017 with respect to each of the Shaw management case and Shaw management sensitivity case and for fiscal years 2012 through 2015 with respect to the Street Case. Based on its professional judgment and experience, Morgan Stanley calculated terminal values based on a terminal exit multiple of NTM EBITDA ranging from 2.0x to 3.5x. In calculating terminal values, Morgan Stanley considered the application of perpetuity growth rates ranging from 1.0% to 2.0%, but concluded, based on its professional judgment and experience, that the EBITDA multiples implied by such a calculation were higher than the EBITDA multiples at which the Company traded, and thus Morgan Stanley calculated terminal values based on the range of EBITDA multiples described in the preceding sentence. These values were discounted to present values as of August 31, 2012 at a discount rate of 10%. The discount rate was based on the weighted average cost of capital formula described in the preceding section. This analysis resulted in a range of implied values per share of Shaw common stock of $45.56 to $56.18 based on the Shaw management case, $40.89 to $50.09 based on the Shaw management sensitivity case, and $29.46 to $36.15 based on the Street Case. In addition, Morgan Stanley compared management’s projections from August 2011 and July 2012 and calculated the median change in EBITDA estimates for fiscal years 2012 through 2014 between those two sets of projections to be 21%. Morgan Stanley then applied this discount to the range of implied values per share of Shaw common stock based on the discounted cash flow analysis that utilized the Shaw management case, which resulted in an illustrative range of implied value per share of Shaw common stock of $35.85 to $44.21.

The Transaction—Dissenters’ or Appraisal Rights of Shaw Shareholders

The first paragraph under the heading “Dissenters’ or Appraisal Rights of Shaw Shareholders” on page 124 of the definitive proxy statement is amended and restated as follows:

If the Shaw Transaction Proposal is approved by the holders of Shaw’s outstanding common stock as required by the Shaw Articles of Incorporation and the Transaction is completed, each Shaw shareholder that (1) files a written objection to the Transaction prior to or at the special meeting either by mail or email communication, (2) votes against the Transaction, and (3) fully complies with all other procedural requirements of Section 131 of the LBCL (except that (a) any written objections, demands or notices required of dissenting shareholders by the LBCL may be made in writing or by email communication and (b) dissenting shareholders will have 45 days, rather than 20 days, to deposit their share certificates in escrow and file with Shaw their demand for the fair cash value of their shares after receipt of notice from Shaw that the Transaction has been effected) will be entitled to the rights and remedies of a dissenting shareholder provided in Section 131 of the LBCL, a copy of which is included as Annex D hereto. The Shaw Board of Directors has voluntarily waived the requirement under the LBCL that dissenters’ rights shall only be available if the Transaction is effected upon approval by less than eighty percent (80%) of Shaw’s total voting power, and thus these rights are being made available regardless of the percentage of the total voting power approving the Shaw Transaction Proposal. In the event a dissenting shareholder exercises and perfects its appraisal rights, such dissenting shareholder will have the option of joining an appraisal proceeding on behalf of a class of dissenting shareholders who have exercised and perfected their appraisal rights. Specifically, if a Shaw shareholder votes its shares against the Shaw Transaction Proposal and provides notice in compliance with the applicable provisions of the LBCL (either in writing or by email communication as described below), such shareholder can “opt-in” to a class-wide appraisal proceeding that will aggregate all perfected appraisal claims on behalf of dissenting shareholders and be administered and pursued by class counsel. Please contact class counsel if you have any questions about the opt-in appraisal class:

David Wissbroecker

Robbins Geller Rudman Dowd LLP

655 West Broadway

Suite 1900

San Diego, California 92131

(619) 231-1058

dwissbroecker@rgrdlaw.com

The second paragraph under the heading “Dissenters’ or Appraisal Rights of Shaw Shareholders” beginning on page 124 of the definitive proxy statement is amended and restated as follows:

The following is a summary of the steps to be taken by a Shaw shareholder that is interested in exercise and perfection of its dissenters’ rights and should be read in conjunction with the full text of Section 131 of the LBCL. Each of the steps enumerated below must be taken in strict compliance with the applicable provisions of the statute in order for a holder of Shaw common stock to exercise and perfect its dissenters’ rights.

The third paragraph under the heading “Dissenters’ or Appraisal Rights of Shaw Shareholders” beginning on page 125 of the definitive proxy statement is amended and restated as follows:

Any written objection, demand or notice required by the LBCL in connection with the exercise or perfection of dissenters’ rights should be sent to Shaw at 4171 Essen Lane, Baton Rouge, Louisiana 70809 or sent by email communication to a Company corporate representative at the following email address: regina.hamilton@shawgrp.com. If the notice is sent by mail, it is recommended that all required documents to be delivered by mail be sent by registered or certified mail with return receipt requested.

The second and third bullet points of the fourth paragraph under the heading “Dissenters’ or Appraisal Rights of Shaw Shareholders” on page 125 of the definitive proxy statement are amended and restated as follows:

•

Such shareholder MUST ALSO vote its shares of Shaw common stock against the Transaction. If the Transaction is approved by the holders of Shaw common stock as required by the Shaw Articles of Incorporation and the Transaction authorized thereby is effected, the corporation (referring in the remainder of this section to Shaw) promptly thereafter will give written notice of such facts to each shareholder that both filed such written objection to, and voted its shares against, the Transaction, at such shareholder’s last address on Shaw’s records.

•

Each such shareholder, within 45 days (voluntarily extended by the Shaw Board of Directors from the LBCL mandated 20 days) after the mailing of such notice to such holder, but not thereafter, must (1) deposit in escrow in a chartered bank or trust company located in the Parish of East Baton Rouge, Louisiana, the certificates representing its shares of Shaw common stock, duly endorsed and transferred to the corporation upon the sole condition that such certificates will be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of Section 131 of the LBCL, and (2) file with the corporation a demand in writing for the fair cash value of its shares of Shaw common stock as of the day before such vote was taken, and state in such demand the value demanded and a post office address to which the corporation may send a reply and, with the demand, deliver to the corporation the written acknowledgment of the bank or trust company that it so holds such holder’s certificates of Shaw common stock.

The fifth paragraph under the heading “Dissenters’ or Appraisal Rights of Shaw Shareholders” on page 125 of the definitive proxy statement is deleted.

* * *

Important Information For Investors And Shareholders

In connection with the proposed transaction, Chicago Bridge & Iron Company N.V. (“CB&I”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective by the SEC on November 20, 2012, that includes a proxy statement of The Shaw Group Inc. (“Shaw”) that also constitutes a prospectus of CB&I. Shaw and CB&I began mailing the definitive joint proxy statement/prospectus to shareholders on or about November 20, 2012. CB&I and Shaw also plan to file other documents with the SEC regarding the proposed agreement. INVESTORS AND SECURITY HOLDERS OF SHAW ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS

THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about CB&I and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CB&I will be available free of charge on CB&I’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting CB&I’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

Participants in the Solicitation

CB&I, Shaw, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of CB&I is set forth in CB&I’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements set forth in this document that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of Shaw as a subsidiary of CB&I and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to: the failure of the shareholders of CB&I or the shareholders of Shaw to approve the merger; the risk that the conditions to the closing of the merger are not satisfied; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Shaw’s businesses and operations with CB&I’s business and operations; the inability to or delay in obtaining cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

Shaw and CB&I caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Shaw’s and CB&I’s most recently filed Annual Reports on

Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning Shaw, CB&I, the proposed transaction or other matters and attributable to Shaw or CB&I or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither Shaw nor CB&I undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.